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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 12, 2003
                                 ---------------

                          MALAN REALTY INVESTORS, INC.
               (Exact name of registrant as specified in charter)

                         Commission file number 1-13092



                Michigan                                 38-1841410
     (State or other jurisdiction of          (I.R.S. Employer Identification
     incorporation or organization)                       Number)
     30200 Telegraph Rd., Ste. 105
        Bingham Farms, Michigan                            48025
(Address of principal executive offices)                 (Zip Code)



       Registrant's telephone number, including area code: (248) 644-7110

                       This document consists of 3 pages.




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ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On August 12, 2003, The Company issued a Press Release a copy of which is attached hereto as exhibit (99.1) and is incorporated herein by reference.




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                          MALAN REALTY INVESTORS, INC.
                                   SIGNATURES




         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MALAN REALTY INVESTORS, INC.




By: /s/ Elliott J. Broderick
    ------------------------------------
      Elliott J. Broderick
      Chief Financial Officer (principal accounting officer)




Dated: August 14, 2003


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                               8-K Exhibit Index


        Exhibit No.                        Description

           99.1                       Press Release issued August 12, 2003